EXHIBIT 10.1

                AMENDMENT NO. 3 TO CREDIT AND GUARANTEE AGREEMENT


     AMENDMENT NO. 3 TO CREDIT AND GUARANTEE AGREEMENT ("this Amendment"), dated as of July 1, 2002, among REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company") REMINGTON CONSUMER PRODUCTS LIMITED, a company incorporated under the laws of England (the "UK Borrower"), REMINGTON PRODUCTS GMBH, a company organized and existing under the laws of Germany (the "German Borrower"), REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED, a company incorporated under the laws of Ireland (the "Irish Borrower") and REMINGTON PRODUCTS (CANADA) INC., a company incorporated under the laws of Canada (the "Canadian Borrower"; together with the Company, the UK Borrower, the German Borrower and the Irish Borrower, the "Borrowers"), the lending institutions party hereto and Fleet Capital Corporation, as administrative agent (the "Agent").

     WHEREAS, the Borrowers, certain lenders, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and coarranger, and the Agent entered into a certain Credit and Guarantee Agreement, dated as of August 21, 2001, as amended as of September 30, 2001 and as of March 28, 2002 (such agreement being referred to herein as the "Credit Agreement"), pursuant to which one or more of such lenders have agreed, subject to certain terms and conditions, to make revolving advances to one or more of the Borrowers and to issue or to cause the issuance of letters of credit for the account of one or more of the Borrowers;

     WHEREAS, the Borrowers have requested that the Required Lenders agree to amend Section 9.4 (Financial Statements, Reports, etc.) of the Credit Agreement and the Required Lenders, subject to the terms and conditions set forth herein, are willing to grant such request;

     NOW, THEREFORE, the Company, on behalf of the Borrowers, and the Required Lenders hereby agree as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT. 2.1 Section 9.4 (Financial Statements, Reports, etc.) of the Credit Agreement is hereby amended by adding the following parenthetical after the date "September 30, 2002" where it appears in clause (o) of such Section:

     (but only so long as the unused amount available under the Borrowing Base of the Company and the other Borrowers is equal to or less than $12,500,000 (as calculated in accordance with Section 1.2(e) hereof with respect to the Foreign Borrowers))

     SECTION 3. EFFECTIVENESS. This Amendment shall become effective when counterparts hereof have been duly executed and delivered to the Agent by the Company, on behalf of the Borrowers, and the Required Lenders.

     SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 5. REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Amendment and the amendment contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Credit Agreement, as the provisions thereof have been amended by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as the provisions thereof have been amended by this Amendment.

     SECTION 6. RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. The Company, on behalf of the Borrowers, represents and warrants that after giving effect to this Amendment (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified date) and (ii) there exists no Default or Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 REMINGTON PRODUCTS COMPANY,L.L.C.

                                 By:
                                    --------------------------------
                                 Name:
                                 Title:

                                 REMINGTON CONSUMER PRODUCTS LIMITED


                                 By:
                                    --------------------------------
                                 Name:
                                 Title:

                                 REMINGTON PRODUCTS GMBH


                                 By:
                                    ---------------------------------
                                 Name:
                                 Title:

                                 REMINGTON CONSUMER PRODUCTS
                                 (IRELAND) LIMITED


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:

                                 REMINGTON PRODUCTS (CANADA) INC.


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:

                                 FLEET CAPITAL CORPORATION, as
                                 Agent and as a Lender


                                 By:
                                    ----------------------------------
                                 Name: Edgar Ezerins
                                 Title: Vice President

                                 CONGRESS FINANCIALCORPORATION
                                 (NEW ENGLAND), as a Lender


                                 By:
                                    -----------------------------------
                                 Name:
                                 Title:

                                 HELLER FINANCIAL, INC., as a Lender


                                 By:
                                    -----------------------------------
                                 Name:
                                 Title:

                                 CITIZENS BUSINESS CREDIT CO.,
                                 A DIVISION OF CITIZENS LEASING
                                 CORP., as a Lender


                                 By:
                                    -----------------------------------
                                 Name:
                                 Title:

                                 IBJ WHITEHALL BUSINESS
                                 CREDIT CORPORATION, as a Lender


                                 By:
                                    -----------------------------------
                                 Name:
                                 Title:

                                 THE PROVIDENT BANK, as a Lender


                                 By:
                                    -----------------------------------
                                 Name:
                                 Title:

                                 PNC, NATIONAL ASSOCIATION, as a Lender


                                 By:
                                    -----------------------------------
                                 Name:
                                 Title: